FORM 8-K

                   SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549


                _____________________________________


                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report:  November 30, 1999
                 (Date of earliest event reported)



                   KIMBERLY-CLARK CORPORATION
        (Exact name of registrant as specified in its charter)


        Delaware                 1-225                 39-0394230

(State or other jurisdiction  (Commission File         (IRS Employer
   of incorporation)            Number)                Identification No.)


       P.O. Box 619100, Dallas, Texas                    75261-9100
   (Address of principal executive offices)               (Zip Code)


                             (972) 281-1200
           (Registrant's telephone number, including area code)



                   _____________________________________

Item 5.  Other Events
---------------------

Attached hereto as Exhibit 99 is a press release issued by Kimberly-Clark Corporation in connection with an improved product, the Corporation's outlook and other matters.



                                SIGNATURE
                                ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    KIMBERLY-CLARK CORPORATION



Date:    December 3, 1999                     By: /s/  John W. Donehower
                                                  ----------------------
                                                     John W. Donehower
                                                     Senior Vice President and
                                                     Chief Financial Officer

                               EXHIBIT INDEX
                               -------------


  (99) Press release issued by Kimberly-Clark Corporation in connection with an improved product, the Corporation's outlook and other matters.